UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 26, 2005

Tripath Technology Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31081	77-0407364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2560 Orchard Parkway

San Jose, California 95131

(Address of principal executive offices, including zip code)

(408) 750-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(a)

As Tripath Technology Inc. (“Tripath” or the “Company”) previously disclosed in its Current Report on Form 8-K filed on April 29, 2005, Tripath received written notification (the “Original Notice”) from the Nasdaq Stock Market (“Nasdaq”) on April 26, 2005 that the bid price of its common stock for the last 30 consecutive trading days had closed below the minimum $1.00 per share (the “Minimum Price Requirement”) required for continued listing under Nasdaq Marketplace Rule 4450(b)(4) (the “Rule”). Pursuant to Nasdaq Marketplace Rule 4450(e)(2), the Company was provided a period of 180 calendar days, or until October 24, 2005, to regain compliance.

As Tripath previously disclosed in its Current Report on Form 8-K filed on August 24, 2005, Tripath received a letter from the Office of General Counsel, Nasdaq Listing Qualifications Hearings on August 22, 2005 informing it that a Nasdaq Listing Qualifications Panel had determined to transfer the securities of Tripath from the Nasdaq National Market to the Nasdaq SmallCap Market (now called the Nasdaq Capital Market), effective at the opening of business on August 24, 2005. The Company’s securities have traded on the Nasdaq Capital Market since August 24, 2005. As set forth in Nasdaq Marketplace Rule 4310(c)(8)(D), Tripath was afforded the remainder of the Capital Market’s 180 calendar day compliance period, or until October 24, 2005, to regain compliance with the Minimum Price Requirement, as set forth in Nasdaq Marketplace Rule 4310(c)(4).

As Tripath also disclosed in its Current Report on Form 8-K filed on August 24, 2005, Tripath’s ability to maintain the listing of its securities on the Nasdaq Capital Market would require, among other things, that Tripath satisfies the Minimum Bid Price Requirement.

On October 26, 2005, Tripath received a Nasdaq Staff Determination letter (the “Staff Determination”), indicating (i) that Tripath had not regained compliance with the Minimum Price Requirement, (ii) that Tripath is not eligible for an additional 180 calendar day compliance period given that it does not meet the Nasdaq Capital Market initial inclusion criteria set forth in Nasdaq Marketplace Rule 4310(c), and that (iii) accordingly, Tripath’s securities will be delisted from the Nasdaq Capital Market at the opening of business on November 4, 2005 unless Tripath requests a hearing before a Nasdaq Listing Qualifications Panel (the “Panel”) to appeal the Nasdaq Staff’s delisting determination, in which case the delisting of Tripath’s securities will be stayed pending the Panel’s decision.

The Company is requesting a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. There can be no assurance the Panel will grant the Company’s request for continued listing.

On November 1, 2005, the Company issued a press release announcing that it had received the Nasdaq Staff Determination Letter on October 26, 2005. A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 1, 2005, entitled “Tripath to Appeal Staff Determination Letter from NASDAQ”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tripath Technology Inc.

By:	/s/ Jeffrey L. Garon
Jeffrey L. Garon Vice President, Finance and Chief Financial Officer

Date: November 1, 2005

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated November 1, 2005, entitled “Tripath to Appeal Staff Determination Letter from NASDAQ”